    THE WARRANTS EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE "FLORIDA ACT"), AND, ACCORDINGLY, ARE RESTRICTED SECURITIES AND MAY NOT BE TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE COMPANY FOR ANY PURPOSE, UNLESS A REGISTRATION STATEMENT UNDER THE 1933 ACT AND THE FLORIDA ACT WITH RESPECT TO SUCH WARRANTS SHALL THEN BE IN EFFECT, OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION WITH RESPECT TO ANY PROPOSED TRANSFER OR DISPOSITION OF SUCH WARRANTS SHALL BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                             AMENDED AND RESTATED
                             WARRANT CERTIFICATE

                        (Void after February 28, 2003)

                          PaySys International, Inc.
                            a Florida Corporation

                        110,411 shares of Common Stock


-------------------------------------------------------------------------------

    1. Grant; Price; Term. THIS IS TO CERTIFY THAT David Black, an individual resident of the state of New Jersey ("Black"), or his permitted assigns, is entitled to purchase up to 110,411 shares of the $.01 par value common stock (the "Common Stock") of PaySys International, Inc., a Florida Corporation (the "Company"), at a price per share of $24.00 (as may be adjusted as provided herein, the "Warrant Price"). This Warrant may be exercised from time to time and at any time in whole or in part before 5:00 P.M. (Eastern time) on February 28, 2003 (the "Expiration Date") in accordance with the terms and conditions hereof. If Black ceases to be an employee of the Company for any reason, the warrant shall become non-exercisable immediately on the date of termination with respect to any portion of the Warrant not yet exercised. The Company shall have no right to repurchase shares acquired pursuant to any prior exercise of the Warrant.
The Company may, in its sole discretion, extend the Expiration Date by written notice to the registered holder(s) hereof.

         Subject to the provisions of Sections 2 hereof, this Warrant shall represent the right to purchase 110,411 shares of Common Stock, less the number of shares of Common Stock, if any, previously purchased pursuant to the exercise in part of this Warrant.

    2.   Adjustment.    The number and kind of securities purchasable upon
the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) In the case of any reclassification of the Common Stock issuable upon exercise of each Warrant, then the Company shall execute a new Warrant certificate, providing the holder of these Warrants the right to exercise such new Warrants and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of these Warrants, the number and kind of shares of stock, other securities, money or property receivable upon such reclassification or change, by a holder of shares of the Common Stock. Such new Warrant certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The provisions of this paragraph (a) shall similarly apply to successive reclassifications or changes. In the case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification of the Common Stock issuable upon exercise of each Warrant), or in the case of any sale of all or substantially all of the assets of the Company, then the holder of these Warrants shall be entitled to written notice of such merger, consolidation or sale of all or substantially all of the Company's assets at least 30 days prior to the consummation of such transaction. All Warrants not exercised prior to the effective date of the merger, consolidation or sale of all or substantially all of the Company's assets shall terminate and be null and void for all purposes on the effective date of such transaction.

         (b) If the Company at any time while these Warrants remain outstanding and not expired shall split, subdivide or combine the Common Stock, the Warrant Price shall be proportionately decreased in the case of a split or subdivision or increased in the case of a combination, and the number of shares of Common Stock issuable upon the exercise of these Warrants shall be proportionately increased in the case of a split or subdivision or decreased in the case of a combination.

         (c) If the Company at any time while these Warrants are outstanding and not expired shall pay a dividend with respect to the Common Stock (or make any other distribution with respect to the Common Stock, except any distribution specifically provided for in paragraphs(a) or (b) above), payable in shares of Common Stock, then the Warrant Price shall be adjusted from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of the Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution. If the Warrant Price is decreased pursuant to the preceding sentence, the number of shares of Common Stock issuable upon the exercise of these Warrants shall be proportionately increased so that the total amount payable upon the exercise of these Warrants is the same before and after the adjustment in the Warrant Price.

    3. Shares Reserved. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of the Warrants and all other warrants of like tenor then outstanding.

    4. Dissolution. In case any voluntary or involuntary dissolution, liquidation, or winding up of the Company shall at any time be proposed, the Company shall give at least 20 days prior written notice thereof to the registered holder hereof stating the date on which such event is to take place and the date (which shall be at least 20 days after the giving of such notice) as of which the holders of shares of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such dissolution, liquidation or winding-up (on which date, in the event such dissolution, liquidation or winding-up shall actually take place, the Warrants and all rights with respect hereto shall terminate unless such dissolution, liquidation, or winding up is in connection with a transaction subject to Section 2(a) above). Notices pursuant to this paragraph shall be given by certified mail, return receipt requested, postage prepaid, addressed to the registered holder of the Warrants, at the address of such holder appearing in the records of the Company.

    5. Exercise. Exercise may be made of all or part of the Warrants evidenced hereby to the extent permitted hereunder by surrendering this Amended and Restated Warrant Certificate (the "Certificate"), with the form of Election to Exercise provided for herein duly executed by the registered holder hereof, to the Company at its principal office, or at such other place as the Company shall designate. The Election to Exercise shall be accompanied by payment in full of the purchase price payable in respect of the Warrants being exercised, either (i) in cash or (ii) pursuant to a Cashless Exercise as defined herein. The person holding this Warrant may, at his option, exercise this Warrant, in whole or in part, without the payment of any cash amount (a "Cashless Exercise") and receive the number of shares of Common Stock issuable upon such Cashless Exercise of the Warrant ("Warrant Shares") determined as follows:

    In connection with any Cashless Exercise, the number of Warrant Shares to be received will equal the positive amount, if any, (rounded to the next higher integer) found by subtracting "B" from "A," where "A" is the number (the "Total Number") of the Warrant Shares specified in the Election to Exercise, and "B" is the number of Warrant Shares equal to the quotient obtained by dividing (x) the product of the Total Number and the Warrant Price by (y) the Fair Market Value of a share of Common Stock. "Fair Market Value" means:

    (i) if the Common Stock is then listed on a national securities exchange or reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average daily closing or last sale price per share of Common Stock for the 30-day period preceding the delivery of the Election to Exercise; or

    (ii) if the Common Stock is then not so listed or reported but traded in the over-the-counter market, the average daily closing bid and asked prices per share of Common Stock for the 30-day period preceding the delivery of the Election to Exercise; or

    (iii) in all other cases the amount per share determined in good faith by the Board of Directors based on such relevant facts and such opinions of independent experts as may be available to the Board.

         If less than all the Warrants evidenced by this Certificate are exercised (including as exercised any Warrants utilized for payment of the Warrant Price in the case of a Cashless Exercise), then the Company will, upon such exercise, execute and deliver to the registered holder hereof a new certificate (dated the date hereof) evidencing the Warrants not so exercised. As promptly as practicable after surrender of this Certificate and the receipt of payment as aforesaid, the Company shall issue and deliver to the registered holder hereof, on its written order, a certificate or certificates for the number of shares of Common Stock issuable upon the exercise of such Warrants in accordance with the provisions hereof.

         If the Company at any time proposes to register its Common Stock under the Securities Act of 1933, as amended, for sale to the public in a firm commitment underwritten public offering of not less than $5,000,000 and the underwriter(s) thereof requires as a condition to such offering that the registered holder hereof exercise the Warrants prior to such offering, then the registered holder hereof agrees to exercise the Warrants, effective at such time as one or more underwriters execute(s) an underwriting agreement to purchase and resell all of the offered securities in such offering.

    6. No Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the exercise of the Warrants. If the full exercise of the Warrants requires the issuance of any fraction of a share, the Company shall pay the holder thereof an amount in cash equal to such fraction multiplied by the Warrant Price.

    7. Transfer. This Certificate and the Warrants evidenced hereby may be transferred only by surrendering this Certificate for cancellation at the principal office of the Company accompanied by duly executed transfer instruments in form reasonably satisfactory to the Company and by compliance with Section 10 below. Warrants may be divided or combined into a certificate or certificates evidencing the same aggregate number of Warrants.

    8. No Shareholder Rights. The person in whose name this Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered owner of this Certificate shall not be entitled hereunder by virtue of its ownership of the Warrants to any rights whatsoever as a shareholder of the

Company; provided, however, that the Company shall send to the registered holder hereof, copies of all notices sent to the shareholders of the Company.

    9. Registration of Shares. The Corporation will file a registration statement on Form S-8 (or any successor form) covering the shares subject to the Warrant, prior to the exercise of the Warrant, provided that the shares subject to the Warrant are eligible for registration on such form, and provided further that the Special Conditions described in Section 12 below have been satisfied.

    10.  Restrictive Legends.  Black acknowledges that:

         THE WARRANTS ARE RESTRICTED AND ARE BEING ACQUIRED BY THE RECIPIENT FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO FURTHER DISTRIBUTION.

         No transfer shall be permitted without the foregoing legend being placed on or added to the Warrants and without establishing to the Company's satisfaction that the transfer is exempt from registration under applicable state and federal securities laws.

         The holder will acquire Warrant Shares only for his own account, for investment, and not with a view to any distribution in violation of the registration requirements of the Securities Act of 1933 or any state securities law, and the certificates representing Warrant Shares shall bear an appropriate investment legend as referenced in the Election to Exercise attached hereto as Exhibit A. At the time of exercise, the holder shall execute an Investment Agreement in the form attached hereto as Exhibit B stating that the Warrant Shares have not been registered under the federal or state securities laws and that such shares may not be transferred without either (i) the shares being registered or (ii) an opinion of counsel for the holder of the Warrants reasonably satisfactory to the Company, that such registration is not required.

         Notwithstanding the foregoing, this Warrant, or any interest therein, may not be transferred by the holder thereof prior to the satisfaction of the Special Conditions described in Section 12 below, and Warrant Shares may not be transferred by the holder thereof prior to (i) satisfaction of the Special Conditions, or (ii) February 27, 2003, whichever first occurs.

    11. Expiration. To the extent not exercised prior to such time, the Warrants evidenced by this Certificate shall be wholly void for all purposes after 5:00 p.m., Eastern Time, on February 28, 2003.

    12. Special Conditions. It shall be a condition ("Special Conditions") to certain actions hereunder (in each case as indicated by reference to this Section 12) that the Company has sold and installed a minimum of two (2) software licenses in each of two (2) consecutive years, which licenses shall relate to software based on the technology which is the subject of the Assignment and Transfer of Patent Rights and Other Intellectual Property Rights dated March 1, 1996 between David Black and the Company.

    13. Amendment and Restatement. This agreement constitutes an amendment and restatement of that certain Warrant Certificate issued by the Company to Black on March 1, 1996 with respect to the purchase of 110, 411 shares of Common Stock (the "First Warrant

Certificate"). This Amendment and Restated Warrant Certificate amends and restates in its entirety the First Warrant Certificate. Black agrees to deliver the original First Warrant Certificate to the Company.

IN WITNESS WHEREOF, the parties have entered into this agreement and restatment effective as of August 5, 1997.



________________________________
DAVID B. BLACK
                                       PAYSYS INTERNATIONAL, INC.

________________________________
                                       By:
                                       ________________________________
                                       Name:
                                       Title:

                                            [CORPORATE SEAL]

                                       ATTEST:

                                       By:
                                       ________________________________
                                       Name:
                                       Title:

                                      EXHIBIT A
                                          TO
                                 WARRANT CERTIFICATE

                                 Election to Exercise


     The undersigned hereby elects to purchase ________ shares of the $.01 par value Common Stock of PaySys International, Inc. under and pursuant to the provisions of the Warrant Certificate dated ______ 1996 evidencing Warrants to purchase 110,411 shares of the Company's Common Stock. The Company is hereby requested to issue Certificate(s) representing said shares of Common Stock in the name of the undersigned at the address set forth following its signature, in denominations as indicated.

     The undersigned has delivered herewith an executed Investment Agreement in the form attached to the Warrant Certificate as Exhibit B. The undersigned acknowledges that all shares of Common Stock to be issued as a result of this exercise of the Warrants shall bear an appropriate investment legend in substantially the form set forth in such Investment Agreement.

Initial here if this is to be a Cashless
Exercise.

                                           Dated this ____day of _____________,
                                           19___.

_______________________________________    ____________________________________
                                                  Name or Company Name


                                           ____________________________________
                                                  Signature


                                           ____________________________________
                                                  Title


                                           ____________________________________
                                                  Address

                                           ____________________________________

Issue Certificate(s) as Follows:
______________ Certificates for _________ Shares
each.
______________ Certificates for _________ Shares
each.
______________ Certificates for _________ Shares
each.
______________ Certificates for _________ Shares
each.

                                      EXHIBIT B
                                          TO
                                 WARRANT CERTIFICATE


     THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO PAYSYS INTERNATIONAL INC. ALONG WITH THE ELECTION TO EXERCISE FORM BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE AMENDED AND RESTATED WARRANT CERTIFICATE EFFECTIVE AUGUST 5, 1997 WILL BE TRANSFERRED.


                                 INVESTMENT AGREEMENT

                         __________________________, 19 _____


PaySys International Inc.
900 Winderley Place
Maitland, FL  32751

Gentlemen:

     The undersigned, ______________________________________ ("Purchaser")
intends to acquire up to ___________ shares of the $.01 par value Common Stock (the "Common Stock") of PaySys International, Inc. (the "Company") from the Company pursuant to the exercise of certain Warrants to purchase Common Stock held by Purchaser. The Common Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

     Purchaser is [circle one and complete] (i) [a corporation, partnership or other entity organized under the laws of ____________________ (state) with its principal office located in ________________________________ (state)] , (ii) [an individual resident of _______________________ (state)], and Purchaser is acquiring the Common Stock for its own account, to hold for investment, and Purchaser shall not make any sale, transfer or other disposition of the Common Stock in violation of the 1933 Act or the General Rules and Regulations Promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

     Purchaser has been advised that the Common Stock is not being registered under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

     Purchaser has been informed that under the 1933 Act, the Common Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Common Stock. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Common Stock (except as permitted under Rule 144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel, reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

     Purchaser also understands and agrees that there will be placed on the certificate(s) for the Common Stock, or any substitutions therefor, a legend stating in substance:

               "This Security has been acquired for investment and has not been registered under the Securities Act of 1933 (the "1933 Act") or under the securities laws of any state. This Security may not be sold or transferred except in transactions
               (a) registered under the 1933 Act or exemption from registration thereunder, and (b) registered or exempt from registration under any applicable state securities law."

     Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Common Stock with Purchaser's counsel.


                                             Very truly yours,



                                             __________________________________

                                                  (Name of Purchaser)


     Accepted and agreed to as of the _____ day of ______________________, 19___.

                                           PaySys International, Inc.


                                           By:
                                           ____________________________________


                                           Title:
                                           ____________________________________